                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 14, 2002

Commission File Number: 1-5273-1

                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)

         New York                                                13-2565216
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(State of other jurisdiction                                   (IRS Employer
     of incorporation)                                      Indentification No.)

  650 Fifth Avenue, New York, New York                           10019-6108
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(Address of principal executive offices)                         (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)

                                      N/A
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        (Former name, former address and former fiscal year, if changed since last report)
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ITEM 9
REGULATION FD DISCLOSURE

On August 14,2002, the Chief Executive Officer and the Chief Financial Officer of the Company filed certifications relating to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

On August 15, 2002, the Company declared a quarterly dividend of $0.18 per common share, payable September 30, 2002, to shareholders of record on September 15, 2002.






                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  August 15, 2002



BY:    /s/ JOHN W. TIETJEN
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       JOHN W. TIETJEN
       Executive Vice President, Treasurer
       and Chief Financial Officer